                                                                    Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Registration Statement No. 333-77293 of Fifth Third Bancorp on Form S-4 of our report dated January 15, 1999, incorporated by reference in the Annual Report on Form 10-K, as amended, of Fifth Third Bancorp for the year ended December 31, 1998.


                                                           Deloitte & Touche LLP
Cincinnati, Ohio


August 10, 1999